CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2011 (the “Report”) of Crown City Pictures, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Michael W. Abbott, the Chairman and President of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

December 22, 2011

  /s/ Michael W. Abbott

Michael W. Abbott

Chairman and President

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.